UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended August 31, 2017. The total returns for the Fund and its comparative benchmarks were:

Six Months Ended August 31, 2017
Cohen & Steers Dividend Value Fund—Class A	0.44%
Cohen & Steers Dividend Value Fund—Class C	0.15%
Cohen & Steers Dividend Value Fund—Class I	0.62%[a]
Cohen & Steers Dividend Value Fund—Class R	0.37%
Cohen & Steers Dividend Value Fund—Class Z	0.62%
Russell 1000 Value Index[b]	0.46%
S&P 500 Index[b]	5.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at August 31, 2017 for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (GAAP), and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

b  The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Market Review

The strongest global economic growth in seven years propelled equity markets to record highs in the six months ended August 31, 2017. However, large-cap value stocks ended near where they began, with the majority of market gains coming from growth-oriented stocks. The Federal Reserve raised its overnight interest rate by 25 basis points in June, its third hike since December 2016, but the yield on 10-year Treasury notes fell from 2.4% to 2.1% during the period amid benign inflation data.

The utilities, health care and information technology sectors were the top performers in the Russell 1000 Value Index. Utilities were boosted by yield-seeking investors in this period of low interest rates, and from those seeking a perceived safe haven as tensions with North Korea heated up. Efforts to repeal and replace the Affordable Care Act unsettled parts of health care, but biotech, pharmaceuticals and managed care companies outperformed. Inventory restocking was a significant tailwind for information technology, which extended its long bull run. A number of events battered the energy sector, however. Despite the Organization of Petroleum Exporting Countries' agreement to reduce output, global production rose, prices fell—crude oil declined more than 14%—and the devastation from Hurricane Harvey in the heart of the U.S. oil refining region kept the sector in last place.

Fund Performance

The Fund's share classes had slight gains in the period and generally performed in line with the benchmark. Our stock selection and overweight in health care companies were the biggest contributors to relative return. A favorable regulatory environment benefited our overweight in health insurers Cigna and Aetna, and we were overweight Gilead Sciences, a biopharmaceuticals company that reported improved sales of its hepatitis C virus medications and then raised full-year guidance.

Stock selection in information technology was another positive factor. We had an out-of-index investment in Broadcom, a semiconductor company that rose steadily amid inventory restocking. Performance also benefited from the Fund's investment in FedEx, an industrial company that rallied after struggling early in the period after a disappointing Christmas season.

In financial services, the Fund's out-of-index investment in France's BNP Paribas rallied on improving prospects for Europe's economy and easing political uncertainty following Emmanuel Macron's victory in the French presidential election.

Stock selection in the energy, consumer staples and consumer discretionary sectors dampened performance. In energy, we were overweight Anadarko Petroleum and Noble Energy. Both have assets in Colorado, where legacy oil and gas lines contributed to a fatal house explosion. We were also overweight Pioneer Natural Resources, which lowered annual production growth and oil mix expectations because of an operational setback that we believe the company has addressed.

Stock selection in the consumer staples and consumer discretionary sectors detracted as well. In the former, we had an out-of-index investment in Altria, which makes tobacco products. In late July, the FDA announced plans to require a reduction in nicotine to non-addictive levels, and the stock dropped sharply. Our investment in Kroger, a grocery chain, declined after Amazon announced it would begin reducing prices on some Whole Foods products.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in an option strategy with the intention of enhancing total returns. These contracts detracted from the Fund's total return for the six-month period ended August 31, 2017.

Sincerely,

RICHARD E. HELM	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager

ANATOLIY CHEREVACH
Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended August 31, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	8.86%[a]	12.29%[b]	—	—	—
1 Year (without sales charge)	13.99%	13.29%	14.36%	13.84%	14.36%
5 Years (with sales charge)	10.98%[a]	11.29%	—	—	—
5 Years (without sales charge)	12.00%	11.29%	12.39%	—	—
10 Years (with sales charge)	4.96%[a]	4.76%	—	—	—
10 Years (without sales charge)	5.45%	4.76%	5.82%	—	—
Since Inception[c] (with sales charge)	6.59%[a]	6.31%	—	—	—
Since Inception[c] (without sales charge)	7.00%	6.31%	7.38%	7.17%	7.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2017 prospectus as supplemented on July 26, 2017 were as follows: Class A—1.25% and 1.00%; Class C—1.90% and 1.65%; Class I—0.95% and 0.65%; Class R—1.40% and 1.15%; and Class Z—0.90% and 0.65%. Through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017—August 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During Period[a] March 1, 2017– August 31, 2017
Class A
Actual (0.44% return)	$1,000.00	$1,004.40	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual (0.15% return)	$1,000.00	$1,001.50	$8.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39
Class I
Actual (0.62% return)	$1,000.00	$1,006.20	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31
Class R
Actual (0.37% return)	$1,000.00	$1,003.70	$5.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85
Class Z
Actual (0.62% return)	$1,000.00	$1,006.20	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

August 31, 2017
Top Ten Holdings
(Unaudited)

Security % of	Value	Net Assets
JPMorgan Chase & Co.	$7,072,514	3.9
Bank of America Corp.	6,936,963	3.8
Exxon Mobil Corp.	6,680,707	3.6
Pfizer	5,626,514	3.1
Wells Fargo & Co.	5,480,373	3.0
Chubb Ltd. (Switzerland)	5,453,438	3.0
Altria Group	5,222,892	2.8
NextEra Energy	4,897,445	2.7
Alliant Energy Corp.	4,818,208	2.6
FedEx Corp.	3,869,988	2.1

Sector Breakdown
(Based on Net Assets)
(Unaudited)

a  The Financial sector includes the banks, credit card, diversified financial services and insurance industries.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2017 (Unaudited)

	Number of Shares	Value
COMMON STOCK—97.8%
BASIC MATERIALS—PAPER & FOREST PRODUCTS—0.7%
International Paper Co.	25,524	$1,374,978
COMMUNICATIONS—2.9%
TELECOMMUNICATION—0.7%
AT&T	36,624	1,371,935
TOWERS—2.2%
American Tower Corp.	10,326	1,528,765
Crown Castle International Corp.	22,455	2,435,020
		3,963,785
TOTAL COMMUNICATIONS		5,335,720
CONSUMER—CYCLICAL—8.9%
AIRLINES—0.8%
Alaska Air Group	20,658	1,542,326
AUTO PARTS EQUIPMENT—0.8%
Delphi Automotive PLC (Jersey)	15,139	1,459,400
MEDIA—3.9%
The Walt Disney Co.	34,277	3,468,832
Twenty-First Century Fox, Class A	132,496	3,655,565
		7,124,397
RETAIL—1.4%
Ross Stores	43,023	2,514,694
SPECIALTY RETAIL—2.0%
Home Depot/The	12,327	1,847,448
Lowe's Cos	24,600	1,817,694
		3,665,142
TOTAL CONSUMER—CYCLICAL		16,305,959
CONSUMER—NON-CYCLICAL—9.7%
AGRICULTURE—2.8%
Altria Group	82,380	5,222,892
COSMETICS/PERSONAL CARE—2.0%
Coty, Class A	46,730	774,783
Procter & Gamble Co/The	30,436	2,808,330
		3,583,113

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2017 (Unaudited)

	Number of Shares	Value
FOOD PRODUCTS—3.4%
Kraft Heinz Co/The	22,618	$1,826,404
Kroger Co/The	78,866	1,724,799
Tyson Foods, Class A	44,003	2,785,390
		6,336,593
RETAIL—1.5%
CVS Caremark Corp.	35,507	2,746,111
TOTAL CONSUMER—NON-CYCLICAL		17,888,709
ELECTRIC—REGULATED ELECTRIC—1.4%
WEC Energy Group	38,482	2,509,796
ENERGY—9.2%
OIL & GAS—7.7%
Anadarko Petroleum Corp.	29,629	1,212,715
EOG Resources	41,751	3,548,417
Exxon Mobil Corp.	87,524	6,680,707
Pioneer Natural Resources Co.	21,144	2,741,320
		14,183,159
OIL & GAS SERVICES—1.5%
Schlumberger Ltd.	42,275	2,684,885
TOTAL ENERGY		16,868,044
FINANCIAL—27.3%
BANKS—10.7%
Bank of America Corp.	290,371	6,936,963
Fifth Third Bancorp	70,908	1,852,826
Huntington Bancshares	170,190	2,142,692
PNC Financial Services Group	25,051	3,141,646
Wells Fargo & Co.	107,311	5,480,373
		19,554,500
CREDIT CARD—1.0%
Discover Financial Services	29,800	1,756,710

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2017 (Unaudited)

	Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES—8.2%
Ameriprise Financial	14,413	$1,996,345
BlackRock	5,529	2,316,706
JPMorgan Chase & Co.	77,814	7,072,514
Morgan Stanley	81,384	3,702,972
		15,088,537
INSURANCE—7.4%
Assurant	17,729	1,678,759
Chubb Ltd. (Switzerland)	38,562	5,453,438
Hartford Financial Services Group	70,723	3,823,993
MGIC Investment Corp.[a]	85,604	980,166
Prudential Financial	16,795	1,714,433
		13,650,789
TOTAL FINANCIAL		50,050,536
HEALTH CARE—14.8%
BIOTECHNOLOGY—2.3%
Biogen[a]	4,400	1,392,864
Gilead Sciences	32,872	2,751,715
		4,144,579
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
Abbott Laboratories	58,492	2,979,583
Zimmer Holdings	11,001	1,257,084
		4,236,667
HEALTH CARE PROVIDERS & SERVICES—4.0%
Aetna	23,258	3,667,787
Cigna Corp.	20,252	3,687,079
		7,354,866
HEALTH CARE PRODUCTS—1.3%
Johnson & Johnson	17,792	2,355,127
PHARMACEUTICAL—4.9%
Bristol-Myers Squibb Co.	57,384	3,470,584
Pfizer	165,876	5,626,514
		9,097,098
TOTAL HEALTH CARE		27,188,337

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2017 (Unaudited)

	Number of Shares	Value
INDUSTRIALS—8.4%
AEROSPACE & DEFENSE—1.3%
General Dynamics Corp.	11,827	$2,381,366
AIR FREIGHT & COURIERS—2.1%
FedEx Corp.	18,052	3,869,988
DIVERSIFIED MANUFACTURING—4.0%
Caterpillar	17,744	2,084,742
General Electric Co.	134,734	3,307,720
Honeywell International	13,751	1,901,351
		7,293,813
MACHINERY—1.0%
Snap-on	12,329	1,819,391
TOTAL INDUSTRIALS		15,364,558
MATERIALS—2.0%
CHEMICALS—1.5%
Dow Chemical Co.	14,753	983,288
Trinseo SA (Luxembourg)	26,547	1,775,994
		2,759,282
METALS & MINING—0.5%
ArcelorMittal (Luxembourg)[a]	35,437	945,813
TOTAL MATERIALS		3,705,095
REAL ESTATE—SHOPPING CENTERS—COMMUNITY CENTER—0.5%
Kimco Realty Corp.	47,989	941,544
TECHNOLOGY—6.7%
INTERNET SERVICE PROVIDER—1.0%
Alphabet, Class Aa	1,960	1,872,271
SEMICONDUCTORS—1.8%
Broadcom Ltd. (Singapore)	5,565	1,402,769
Intel Corp.	54,210	1,901,145
		3,303,914
SOFTWARE—2.1%
Cadence Design Systems[a]	38,112	1,497,421
Oracle Corp.	45,986	2,314,475
		3,811,896

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2017 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION EQUIPMENT—1.8%
Cisco Systems		103,444	$3,331,931
TOTAL TECHNOLOGY			12,320,012
UTILITIES—5.3%
ELECTRIC UTILITIES—2.7%
NextEra Energy		32,539	4,897,445
REGULATED ELECTRIC—2.6%
Alliant Energy Corp.		112,733	4,818,208
TOTAL UTILITIES			9,715,653
TOTAL COMMON STOCK (Identified cost—$147,541,999)			179,568,941
	Number of Contracts	Notional Amount[b]
PURCHASED OPTION CONTRACTS—0.0%
EXCHANGE-TRADED PUT OPTION CONTRACTS
PowerShares QQQ Trust Series 1, USD Exercise Price 140, Expires 9/29/17	500	$7,310,000	31,500
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$144,021)			31,500
		Number of Shares
SHORT-TERM INVESTMENTS—2.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.90%[c]		4,100,000	4,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,100,000)			4,100,000
TOTAL INVESTMENTS IN SECURITIES—100.0% (Identified cost—$151,786,020)			183,700,441
WRITTEN OPTION CONTRACTS—(0.0)%			(12,500)
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.0)%			(44,969)
NET ASSETS—100.0%			$183,642,972

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

August 31, 2017 (Unaudited)

	Number of Contracts	Notional Amount[b]	Value
WRITTEN OPTION CONTRACTS—(0.0)%
EXCHANGE-TRADED PUT OPTION CONTRACTS
PowerShares QQQ Trust Series 1, USD Exercise Price 135, Expires 9/29/17	500	$7,310,000	$(12,500)

TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$79,477)	$(12,500)

Glossary of Portfolio Abbreviations

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Amount represents number of contracts multiplied by notional contract size multiplied by market value of underlying equity share.

c  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$151,786,020)	$183,700,441
Cash	1,483,205
Receivable for:
Investment securities sold	1,586,996
Dividends	415,352
Fund shares sold	14,898
Other assets	1,449
Total Assets	187,202,341
LIABILITIES:
Written option contracts, at value (Premiums received—$79,477)	12,500
Payable for:
Investment securities purchased	3,185,804
Fund shares redeemed	161,717
Investment advisory fees	56,524
Shareholder servicing fees	33,911
Administration fees	3,134
Directors' fees	2,685
Distribution fees	1,054
Other liabilities	102,040
Total Liabilities	3,559,369
NET ASSETS	$183,642,972
NET ASSETS consist of:
Paid-in capital	$140,024,399
Accumulated undistributed net investment income	182,984
Accumulated undistributed net realized gain	11,454,191
Net unrealized appreciation	31,981,398
$183,642,972

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

August 31, 2017 (Unaudited)

CLASS A SHARES:
NET ASSETS	$18,797,327
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,256,241
Net asset value and redemption price per share	$14.96
Maximum offering price per share ($14.96 ÷ 0.955)[a]	$15.66
CLASS C SHARES:
NET ASSETS	$19,425,574
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,308,013
Net asset value and offering price per share[b]	$14.85
CLASS I SHARES:
NET ASSETS	$145,346,270
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,692,761
Net asset value, offering and redemption price per share	$15.00
CLASS R SHARES:
NET ASSETS	$64,750
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,324
Net asset value, offering and redemption price per share	$14.97
CLASS Z SHARES:
NET ASSETS	$9,051
Shares issued and outstanding ($0.001 par value common stock outstanding)	604
Net asset value, offering and redemption price per share	$14.99

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended August 31, 2017 (Unaudited)

Investment Income:
Dividend income (net of $14,626 of foreign withholding tax)	$1,951,687
Expenses:
Investment advisory fees	656,908
Distribution fees—Class A	23,013
Distribution fees—Class C	86,185
Distribution fees—Class R	162
Shareholder servicing fees—Class A	9,205
Shareholder servicing fees—Class C	28,728
Shareholder servicing fees—Class I	47,037
Professional fees	68,950
Administration fees	55,267
Registration and filing fees	49,271
Shareholder reporting expenses	19,560
Transfer agent fees and expenses	9,628
Directors' fees and expenses	7,015
Custodian fees and expenses	4,420
Miscellaneous	10,143
Total Expenses	1,075,492
Reduction of Expenses (See Note 2)	(318,297)
Net Expenses	757,195
Net Investment Income (Loss)	1,194,492
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,372,109
Written option contracts	13,457
Foreign currency transactions	2,758
Net realized gain (loss)	12,388,324
Net change in unrealized appreciation (depreciation) on:
Investments	(12,529,212)
Written option contracts	66,977
Net change in unrealized appreciation (depreciation)	(12,462,235)
Net Realized and Unrealized Gain (Loss)	(73,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,120,581

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended August 31, 2017	For the Year Ended February 28, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,194,492	$2,833,368
Net realized gain (loss)	12,388,324	25,559,837
Net change in unrealized appreciation (depreciation)	(12,462,235)	21,678,162
Net increase (decrease) in net assets resulting from operations	1,120,581	50,071,367
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(88,372)	(215,171)
Class C	(31,826)	(139,469)
Class I	(970,049)	(2,357,158)
Class R	(268)	(261)
Class Z	(62)	(138)
Net realized gain:
Class A	(676,606)	(1,668,598)
Class C	(712,394)	(2,167,491)
Class I	(5,022,238)	(11,816,715)
Class R	(2,233)	(5,219)
Class Z	(322)	(821)
Total dividends and distributions to shareholders	(7,504,370)	(18,371,041)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	36,899	(47,799,585)
Total increase (decrease) in net assets	(6,346,890)	(16,099,259)
Net Assets:
Beginning of period	189,989,862	206,089,121
End of period[a]	$183,642,972	$189,989,862

a  Includes accumulated undistributed net investment income of $182,984 and $79,069, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six	For the Year Ended February 28,
	Months Ended
Per Share Operating Performance:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net asset value, beginning of period	$15.50	$13.30	$16.33	$16.83	$13.92	$12.47
Income (loss) from investment operations:
Net investment income (loss)[b]	0.08	0.18	0.14	0.11	0.15	0.18
Net realized and unrealized gain (loss)	(0.01)	3.56	(1.92)	2.12	3.24	1.43
Total from investment operations	0.07	3.74	(1.78)	2.23	3.39	1.61
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.18)	(0.14)	(0.12)	(0.17)	(0.16)
Net realized gain	(0.53)	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(0.61)	(1.54)	(1.25)	(2.73)	(0.48)	(0.16)
Net increase (decrease) in net asset value	(0.54)	2.20	(3.03)	(0.50)	2.91	1.45
Net asset value, end of period	$14.96	$15.50	$13.30	$16.33	$16.83	$13.92
Total investment return[c,d]	0.44%[e]	28.76%	–11.63%	13.88%[f]	24.77%[f]	13.01%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six	For the Year Ended February 28,
	Months Ended
Ratios/Supplemental Data:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net assets, end of period (in millions)	$18.8	$19.6	$17.0	$22.5	$27.6	$30.1
Ratio of expenses to average daily net assets (before expense reduction)	1.29%[g]	1.31%	1.37%[h]	1.33%	1.34%	1.37%
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%[g]	1.00%	1.01%[h]	1.00%	1.00%	1.01%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.79%[g]	0.92%	0.59%	0.31%	0.64%	1.08%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.08%[g]	1.23%	0.95%	0.64%	0.98%	1.44%
Portfolio turnover rate	39%[e]	70%	64%	79%	83%	37%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  The February 28, 2014 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2014.

g  Annualized.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.36% and 1.00%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended February 28,
	Months Ended
Per Share Operating Performance:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net asset value, beginning of period	$15.38	$13.20	$16.22	$16.74	$13.85	$12.41
Income (loss) from investment operations:
Net investment income (loss)[b]	0.03	0.09	0.04	(0.00)[c]	0.05	0.10
Net realized and unrealized gain (loss)	(0.01)	3.53	(1.91)	2.11	3.23	1.42
Total from investment operations	0.02	3.62	(1.87)	2.11	3.28	1.52
Less dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.08)	(0.04)	(0.02)	(0.08)	(0.08)
Net realized gain	(0.53)	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(0.55)	(1.44)	(1.15)	(2.63)	(0.39)	(0.08)
Net increase (decrease) in net asset value	(0.53)	2.18	(3.02)	(0.52)	2.89	1.44
Net asset value, end of period	$14.85	$15.38	$13.20	$16.22	$16.74	$13.85
Total investment return[d,e]	0.15%[f]	27.97%	–12.25%	13.19%	23.91%	12.26%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended February 28,
	Months Ended
Ratios/Supplemental Data:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net assets, end of period (in millions)	$19.4	$26.7	$25.7	$35.4	$37.0	$28.5
Ratio of expenses to average daily net assets (before expense reduction)	1.94%[g]	1.96%	2.02%[h]	1.98%	1.99%	2.02%
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%[g]	1.65%	1.66%[h]	1.65%	1.65%	1.66%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.13%[g]	0.27%	(0.06)%	(0.33)%	(0.03)%	0.42%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.42%[g]	0.58%	0.30%	(0.00)%[i]	0.31%	0.78%
Portfolio turnover rate	39%[f]	70%	64%	79%	83%	37%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.01% and 1.65%, respectively.

i  Amount is less than 0.005%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended February 28,
	Months Ended
Per Share Operating Performance:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net asset value, beginning of period	$15.53	$13.32	$16.36	$16.86	$13.93	$12.48
Income (loss) from investment operations:
Net investment income (loss)[b]	0.11	0.23	0.20	0.17	0.20	0.24
Net realized and unrealized gain (loss)	(0.01)	3.57	(1.94)	2.12	3.25	1.41
Total from investment operations	0.10	3.80	(1.74)	2.29	3.45	1.65
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.23)	(0.19)	(0.18)	(0.21)	(0.20)
Net realized gain	(0.53)	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(0.63)	(1.59)	(1.30)	(2.79)	(0.52)	(0.20)
Net increase (decrease) in net asset value	(0.53)	2.21	(3.04)	(0.50)	2.93	1.45
Net asset value, end of period	$15.00	$15.53	$13.32	$16.36	$16.86	$13.93
Total investment return[c]	0.69%[d]	29.24%	–11.35%	14.30%	25.19%	13.38%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended February 28,
	Months Ended
Ratios/Supplemental Data:	August 31, 2017	2017	2016[a]	2015	2014	2013
Net assets, end of period (in millions)	$145.3	$143.5	$163.5	$191.6	$203.5	$190.5
Ratio of expenses to average daily net assets (before expense reduction)	1.00%[e]	1.01%	1.06%[f]	1.08%	1.06%	1.02%
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%[e]	0.65%	0.66%[f]	0.65%	0.65%	0.68%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.08%[e]	1.23%	0.91%	0.57%	0.91%	1.48%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.43%[e]	1.59%	1.31%	1.00%	1.32%	1.82%
Portfolio turnover rate	39%[d]	70%	64%	79%	83%	37%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.05% and 0.65%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended	For the Year Ended February 28,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	August 31, 2017	2017	2016[b]	February 28, 2015
Net asset value, beginning of period	$15.51	$13.31	$16.35	$16.57
Income (loss) from investment operations:
Net investment income (loss)[c]	0.07	0.15	0.12	0.04
Net realized and unrealized gain (loss)	(0.02)	3.57	(1.93)	1.17
Total from investment operations	0.05	3.72	(1.81)	1.21
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.16)	(0.12)	(0.03)
Net realized gain	(0.53)	(1.36)	(1.11)	(1.40)
Total dividends and distributions to shareholders	(0.59)	(1.52)	(1.23)	(1.43)
Net increase (decrease) in net asset value	(0.54)	2.20	(3.04)	(0.22)
Net asset value, end of period	$14.97	$15.51	$13.31	$16.35
Total investment return[d]	0.37%[e]	28.61%	–11.81%	7.51%[e]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$64.8	$64.8	$8.0	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.44%[f]	1.46%	1.52%[g]	1.49%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[f]	1.15%	1.16%[g]	1.15%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.64%[f]	0.71%	0.45%	0.32%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.93%[f]	1.02%	0.81%	0.66%[f]
Portfolio turnover rate	39%[e]	70%	64%	79%[e]

a  Inception date.

b  For the year ended February 29.

c  Calculation based on average shares outstanding.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.51% and 1.15%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended	For the Year Ended February 28,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	August 31, 2017	2017	2016[b]	February 28, 2015
Net asset value, beginning of period	$15.53	$13.32	$16.36	$16.57
Income (loss) from investment operations:
Net investment income (loss)[c]	0.11	0.23	0.20	0.08
Net realized and unrealized gain (loss)	(0.02)	3.57	(1.94)	1.16
Total from investment operations	0.09	3.80	(1.74)	1.24
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.23)	(0.19)	(0.05)
Net realized gain	(0.53)	(1.36)	(1.11)	(1.40)
Total dividends and distributions to shareholders	(0.63)	(1.59)	(1.30)	(1.45)
Net increase (decrease) in net asset value	(0.54)	2.21	(3.04)	(0.21)
Net asset value, end of period	$14.99	$15.53	$13.32	$16.36
Total investment return[d]	0.62%[e]	29.24%	–11.35%	7.71%[e]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9.1	$9.4	$8.0	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	0.94%[f]	0.96%	1.02%[g]	0.99%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%[f]	0.65%	0.66%[g]	0.65%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.14%[f]	1.27%	0.95%	0.82%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.43%[f]	1.58%	1.31%	1.16%[f]
Portfolio turnover rate	39%[e]	70%	64%	79%[e]

a  Inception date.

b  For the year ended February 29.

c  Calculation based on average shares outstanding.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.01% and 0.65%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objectives are to provide long-term growth of income and capital appreciation. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of August 31, 2017.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$179,568,941	$179,568,941	$—	$—
Purchased Option Contracts	31,500	31,500	—	—
Short-Term Investments	4,100,000	—	4,100,000	—
Total Investments[a]	$183,700,441	$179,600,441	$4,100,000	$—
Written Option Contracts	$(12,500)	$(12,500)	$—	$—
Total Written Option Contracts[a]	$(12,500)	$(12,500)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended August 31, 2017, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after February 28, 2018, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of August 31, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the six months ended August 31, 2017 and through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended August 31, 2017, fees waived and/or expenses reimbursed totaled $318,297.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended August 31, 2017, the Fund incurred $31,132 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund's administration agreement with the investment advisor, effective June 30, 2017, decreasing the administration fee to an annual rate of 0.02% of the average daily net assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A and Class T shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts. Class T shares are currently not available for purchase.

There is a maximum initial sales charge of 4.50% for Class A shares and 2.50% for Class T shares. Class T shares are currently not available for purchase. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended August 31, 2017, the Fund has been advised that the distributor received $1,599, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares and $105 and $153 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A, Class I and Class T shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services. Class T shares are currently not available for purchase.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,060 for the six months ended August 31, 2017.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Other: At August 31, 2017, approximately 60% of the Fund's outstanding shares were owned by shareholders investing either directly or indirectly through an account, platform or program sponsored by two financial institutions representing 50% and 10%, respectively. Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value.

In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended August 31, 2017, totaled $71,312,457 and $80,603,176, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at August 31, 2017 and the effect of derivatives held during the six months ended August 31, 2017, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts— Exchange-Traded[a]	—	$—	Written option contracts	$12,500
Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts— Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	$13,457	$66,977

a  Not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund's written option contracts activity during the six months ended August 31, 2017:

	Written Option Contracts
Average Notional Amount	$7,235,750	[a]
Ending Notional Amount	7,310,000

a  Average for the period July 17, 2017 through August 31, 2017.

Note 5. Income Tax Information

As of August 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$151,786,020
Gross unrealized appreciation on investments	$36,295,846
Gross unrealized depreciation on investments	(4,314,448)
Net unrealized appreciation (depreciation) on investments	$31,981,398

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 100 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended August 31, 2017		For the Year Ended February 28, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	277,933	$4,236,753	318,936	$4,755,881
Issued as reinvestment of dividends and distributions	31,369	470,145	93,438	1,384,343
Redeemed	(320,344)	(4,871,267)	(421,164)	(6,239,188)
Net increase (decrease)	(11,042)	$(164,369)	(8,790)	$(98,964)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended August 31, 2017		For the Year Ended February 28, 2017
	Shares	Amount	Shares	Amount
Class C:
Sold	45,277	$682,303	211,226	$3,135,419
Issued as reinvestment of dividends and distributions	25,851	384,838	65,071	958,823
Redeemed	(500,914)	(7,586,439)	(481,175)	(7,051,685)
Net increase (decrease)	(429,786)	$(6,519,298)	(204,878)	$(2,957,443)
Class I:
Sold	762,064	$11,604,444	2,497,540	$37,340,395
Issued as reinvestment of dividends and distributions	375,152	5,633,055	901,605	13,361,028
Redeemed	(688,117)	(10,519,073)	(6,424,132)	(95,497,228)
Net increase (decrease)	449,099	$6,718,426	(3,024,987)	$(44,795,805)
Class R:
Sold	—	$—	4,754	$70,856
Issued as reinvestments of dividends and distributions	143	2,140	287	4,272
Redeemed	—	—	(1,464)	(22,501)
Net increase (decrease)	143	$2,140	3,577	$52,627
Class Z:
Net increase (decrease)	—	$—	—	$—

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Financial Sector Risk: To the extent the Fund invests in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financial sector, including the banks, diversified financial, credit card and insurance industries.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events may result in market volatility and may have long-lasting impacts on both the U.S. and worldwide financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The decision of the United Kingdom (UK) to exit the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK (or in a European Union member country) resulting from Brexit, may have significant adverse economic effect on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. or global securities markets.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities domestic and foreign have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the period ending August 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after August 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor) and Fund counsel; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund's performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund's investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to two relevant broad-based benchmarks. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-, three-, five- and ten-year periods ended March 31, 2017, ranking in the second quintile for the one-, five- and ten-year periods and in the first quintile for the three-year period. The Board of Directors further noted that the Fund outperformed the Russell 1000 Value Index for the one- and ten-year periods ended March 31, 2017. The Fund slightly underperformed the Russell 1000 Value Index for the three-year period and underperformed the Russell 1000 Value Index for the five-year period ended March 31, 2017. The Fund outperformed the Russell 1000 Index for the one-year period and underperformed the Russell 1000 Index for the three-, five- and ten-year periods ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, the upcoming changes to the large cap value investment team effective September 30, 2017 and the Investment Advisor's performance in managing other funds that invest in real estate, large cap and dividend-paying securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the actual management fee paid by the Fund as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee and total expense ratio ranked in the first quintile for each. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors also considered the adjustment made to the Fund's Investment Advisory Agreement. Effective July 1, 2016, the Fund's investment advisory fee was reduced by 0.10% from 0.80% to 0.70%. In light of the considerations above, the Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.02% decrease in the administrative fee paid by the Fund. The Board of Directors noted that because of the Fund's asset size, the operating expenses continue to be subsidized, and the Fund is not profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Richard E. Helm has announced his intention to retire from Cohen & Steers Capital Management, Inc. on December 31, 2017. Effective September 30, 2017, Richard E. Helm will no longer serve as a portfolio manager of the Fund and Christopher Rhine will assume lead portfolio manager responsibilities. On September 12, 2017, the Fund's Board of Directors approved the appointment of Christopher Rhine as Vice President of the Fund, effective September 30, 2017. In addition, effective July 26, 2017, Jamelah Leddy no longer serves as a portfolio manager of the Fund.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund's Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

Daphne L. Richards: In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management LLC. She is also a member of the Investment Committee of the Berkshire Taconic Community Foundation, a Member of the Advisory Board of the Northeast Dutchess Fund, as well as a member of the "100 Women in Finance" Global Association Board and Chair of the organization's Advisory Council. Previously, Ms. Richards worked at Bessemer Trust Company, New York, from 1999-2014. Ms. Richards was a Managing Director, Head of Hedge Fund Investments and Co-Head of Bessemer's Alternative Investment Group. Prior to Bessemer Trust Company, Ms. Richards held investment positions at Frank Russell Company, Union Bank of Switzerland and Hambros International Venture Capital Fund, each in New York.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Richard E. Helm
Vice President

Francis C. Poli
Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class T—DVVTX*
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*  Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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DVFAXSAR

Semiannual Report August 31, 2017

Cohen & Steers Dividend Value Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: November 3, 2017